                                                                    EXHIBIT 23.4

                         CONSENT OF INDEPENDENT AUDITORS





We consent to the use in this Annual Report on Form 10-KSB of Voice Mobility International, Inc. of our independent auditors report, dated March 20, 2000 with respect to the Company's consolidated financial statements for the year ended December 31, 1999.




Vancouver, Canada,                                     /s/ ERNST & YOUNG LLP
March 20, 2000.                                        -------------------------
                                                           Chartered Accountants